UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2021

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Restricted Stock and Option Awards

On September 1, 2021, PEDEVCO Corp. (the “Company”, “we” and “us”) granted (i) 100,000 shares of restricted Company common stock under the Company’s Amended and Restated 2012 Equity Incentive Plan (the “Plan”) to Mr. John Scelfo, our Chairman, which shares vest on July 12, 2022, (ii) 70,000 shares of restricted Company common stock under the Plan to Mr. H. Douglas Evans, a member of the Board of Directors, which shares vest on September 27, 2022, and (iii) 70,000 shares of restricted Company common stock under the Plan to Mr. Ivar Siem, a member of the Board of Directors, which shares vest on July 12, 2022, in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo, Evans and Siem serving as non-employee directors of the Company.

A copy of the form of Restricted Shares Grant Agreement for the awards granted on September 1, 2021, is attached as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission (“SEC”) on October 31, 2013 and is incorporated by reference into this Item 5.02.

(e) Stockholder Approval of the PEDEVCO CORP. 2021 Equity Incentive Plan

At the 2021 Annual Meeting of Stockholders of the Company held on September 1, 2021 (the “Annual Meeting”), the stockholders of the Company approved the Company’s 2021 Equity Incentive Plan (the “New Plan”) with 8,000,000 shares of common stock reserved for issuance under the New Plan. The Company’s stockholders approved the New Plan in accordance with the voting results set forth below under Item 5.07. The New Plan was originally approved by the Board of Directors of the Company on July 10, 2021, subject to stockholder approval and the New Plan became effective at the time of stockholder approval.

The material terms of the New Plan were described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) under the caption “Proposal 2 – Approval of the PEDEVCO Corp. 2021 Equity Incentive Plan” filed with the SEC on July 20, 2021. The New Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Incentive stock options granted under the New Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The above description of the New Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the New Plan, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting the stockholders (i) elected four director nominees, (ii) approved the PEDEVCO Corp. 2021 Equity Incentive Plan, and (iii) approved, on an advisory basis, the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the 2021 fiscal year.

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A total of 65,897,444 shares of common stock were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (over 33 1/3% of our outstanding voting shares) based on 79,461,603 shares entitled to vote at the Annual Meeting as of the July 6, 2021 record date for the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals described in greater detail in the Proxy Statement and summarized below. This Form 8‑K should be read in connection with the Proxy Statement. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected as directors.

The results of the voting for each of the proposals were as follows:

1. Election of Directors:

	For	Against	Abstain	Broker Non-Votes
John J. Scelfo	64,446,153	825,264	-0-	626,027
Simon Kukes	64,976,879	294,538	-0-	626,027
Ivar Siem	64,912,008	359,409	-0-	626,027
H. Douglas Evans	64,441,365	830,052	-0-	626,027

2. Approval of the PEDEVCO Corp. 2021 Equity Incentive Plan:

For:	64,133,821

Against:	1,132,985

Abstain:	4,611

Broker Non-Votes:	626,027

3. Ratification of the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2021:

For:	65,779,027

Against:	112,259

Abstain:	6,158

Broker Non-Votes:	-0-

As such, each of the four (4) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2 and 3 were separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, each such proposal, notwithstanding the fact that proposal 3 was non-binding.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	PEDEVCO Corp. 2021 Equity Incentive Plan (1)
10.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

(1)	Filed herewith.
(2)	Filed on October 31, 2013, as Exhibit 4.5 to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

Date: September 1, 2021

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